Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2023

Statements in this annual supplemental data that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, including inflation, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the potential impacts of an epidemic or pandemic on the company's business operations, financial results and financial position and on the world economy. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. NNN REIT, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2023		2022	2023		2022
Revenues:
Rental income	$215,178		$198,217	$826,090		$771,618
Interest and other income from real estate transactions	1,053		303	2,021		1,435
	216,231		198,520	828,111		773,053
Operating expenses:
General and administrative	10,530		10,788	43,746		41,695
Real estate	8,237		7,035	28,378		26,281
Depreciation and amortization	60,079		57,322	238,625		223,834
Leasing transaction costs	76		61	299		320
Impairment losses – real estate, net of recoveries	2,315		1,088	5,990		8,309
Executive retirement costs	2,569		715	3,454		7,520
	83,806		77,009	320,492		307,959
Gain on disposition of real estate	7,263		6,787	47,485		17,443
Earnings from operations	139,688		128,298	555,104		482,537
Other expenses (revenues):
Interest and other income	(383)		(29)	(1,134)		(149)
Interest expense	43,389		37,665	163,898		148,065
	43,006		37,636	162,764		147,916
Net earnings	96,682		90,662	392,340		334,621
Loss attributable to noncontrolling interests	—		—	—		5
Net earnings available to common stockholders	$96,682		$90,662	$392,340		$334,626

Weighted average common shares outstanding:
Basic	181,425,202		178,779,100	181,200,040		176,403,656
Diluted	181,932,133		179,472,118	181,689,723		177,067,865

Net earnings per share available to common stockholders:
Basic	$0.53		$0.51	$2.16		$1.89
Diluted	$0.53	(1)	$0.50	$2.16	(1)	$1.89

(1)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and/or quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, net earnings per common share would have been $0.50 and $2.13 for the quarter and year ended December 31, 2023, respectively.

FUNDS FROM OPERATIONS ("FFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2023		2022	2023		2022
Net earnings available to common stockholders	$96,682		$90,662	$392,340		$334,626
Real estate depreciation and amortization	59,978		57,215	238,229		223,392
Gain on disposition of real estate	(7,263)		(6,787)	(47,485)		(17,443)
Impairment losses – depreciable real estate, net of recoveries	2,315		1,088	5,990		8,309
Total FFO adjustments	55,030		51,516	196,734		214,258
FFO available to common stockholders	$151,712		$142,178	$589,074		$548,884

FFO per common share:
Basic	$0.84		$0.80	$3.25		$3.11
Diluted	$0.83	(2)	$0.79	$3.24	(2)	$3.10

(1)

FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2023 for the company's definition and explanation of how the company utilizes this metric.

(2)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and/or quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, FFO per common share would have been $0.80 and $3.21 for the quarter and year ended December 31, 2023, respectively.

CORE FUNDS FROM OPERATIONS ("Core FFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2023		2022	2023		2022
Net earnings available to common stockholders	$96,682		$90,662	$392,340		$334,626
Total FFO adjustments	55,030		51,516	196,734		214,258
FFO available to common stockholders	151,712		142,178	589,074		548,884

Executive retirement costs	2,569		715	3,454		7,520
Total Core FFO adjustments	2,569		715	3,454		7,520
Core FFO available to common stockholders	$154,281		$142,893	$592,528		$556,404

Core FFO per common share:
Basic	$0.85		$0.80	$3.27		$3.15
Diluted	$0.85	(2)	$0.80	$3.26	(2)	$3.14

(1)

Core FFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2023 for the company's definition and explanation of how the company utilizes this metric.

(2)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and/or quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Excluding such, Core FFO would have been $0.82 and $3.23 for the quarter and year ended December 31, 2023, respectively.

ADJUSTED FUNDS FROM OPERATIONS ("AFFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net earnings available to common stockholders	$96,682	$90,662	$392,340	$334,626
Total FFO adjustments	55,030	51,516	196,734	214,258
Total Core FFO adjustments	2,569	715	3,454	7,520
Core FFO available to common stockholders	154,281	142,893	592,528	556,404

Straight-line accrued rent, net of reserves	(5,957)	261	(7,453)	3,559
Net capital lease rent adjustment	75	78	319	302
Below-market rent amortization	(82)	(100)	(431)	(510)
Stock based compensation expense	2,592	2,344	10,846	10,078
Capitalized interest expense	(1,912)	(334)	(4,286)	(881)
Total AFFO adjustments	(5,284)	2,249	(1,005)	12,548
AFFO available to common stockholders	$148,997	$145,142	$591,523	$568,952

AFFO per common share:
Basic	$0.82	$0.81	$3.26	$3.23
Diluted	$0.82	$0.81	$3.26	$3.21

(1)

AFFO is a non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2023 for the company's definition and explanation of how the company utilizes this metric.

OTHER INFORMATION

(dollars in thousands)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2023		2022	2023		2022
Rental income from operating leases(1)	$209,037		$192,738	$805,136		$751,680
Earned income from direct financing leases(1)	$133		$146	$560		$595
Percentage rent(1)	$241		$310	$1,631		$1,541

Real estate expense reimbursement from tenants(1)	$5,767		$5,023	$18,763		$17,802
Real estate expenses	(8,237)		(7,035)	(28,378)		(26,281)
Real estate expenses, net of tenant reimbursements	$(2,470)		$(2,012)	$(9,615)		$(8,479)

Amortization of debt costs	$1,295		$1,200	$4,943		$4,734
Scheduled debt principal amortization (excluding maturities)	$—	(2)	$170	$173	(2)	$664
Non-real estate depreciation expense	$105		$109	$409		$454

(1)

For the quarters ended December 31, 2023 and 2022, the aggregate of such amounts is $215,178 and $198,217, respectively, and $826,090 and $771,618, for the year ended December 31, 2023 and 2022, respectively, and is classified as rental income on the income statement summary.

(2)	In April 2023, NNN repaid the remaining mortgages payable principal balance of $9,774.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE ("EBITDA")(1)

(dollars in thousands)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net earnings attributable to NNN	$96,682	$90,662	$392,340	$334,626
Interest expense	43,389	37,665	163,898	148,065
Depreciation and amortization	60,079	57,322	238,625	223,834
Gain on disposition of real estate	(7,263)	(6,787)	(47,485)	(17,443)
Impairment losses – real estate, net of recoveries	2,315	1,088	5,990	8,309
Loss attributable to noncontrolling interests	—	—	—	(5)
EBITDA	$195,202	$179,950	$753,368	$697,386

(1)

EBITDA is non-GAAP financial measure. Please reference the Earnings Release for the quarter and year ended December 31, 2023 for the company's definition and explanation of how the company utilizes this metric.

BALANCE SHEET SUMMARY

(dollars in thousands)

(unaudited)

	December 31, 2023	December 31, 2022
Assets:
Real estate portfolio, net of accumulated depreciation and amortization	$8,535,851	$8,020,814
Cash and cash equivalents	1,189	2,505
Restricted cash and cash held in escrow	3,966	4,273
Receivables, net of allowance of $669 and $708, respectively	3,649	3,612
Accrued rental income, net of allowance of $4,168 and $3,836, respectively	34,611	27,795
Debt costs, net of accumulated amortization of $23,952 and $21,663, respectively	3,243	5,352
Other assets	79,459	81,694
Total assets	$8,661,968	$8,146,045

Liabilities:
Line of credit payable	$132,000	$166,200
Mortgages payable, including unamortized premium and net of unamortized debt costs	—	9,964
Notes payable, net of unamortized discount and unamortized debt costs	4,228,544	3,739,890
Accrued interest payable	34,374	23,826
Other liabilities	109,593	82,663
Total liabilities	4,504,511	4,022,543

Stockholders' equity of NNN	4,157,457	4,123,502

Total liabilities and equity	$8,661,968	$8,146,045

Common shares outstanding	182,474,770	181,424,670

Gross leasable area, Property Portfolio (square feet)	35,966,000	35,010,000

DEBT SUMMARY

As of December 31, 2023

(dollars in thousands)

(unaudited)

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$132,000	$132,000	SOFR + 87.5bps	6.185%	June 2025

Unsecured notes payable:
2024	350,000	349,961	3.900%	3.924%	June 2024
2025	400,000	399,790	4.000%	4.029%	November 2025
2026	350,000	348,707	3.600%	3.733%	December 2026
2027	400,000	399,320	3.500%	3.548%	October 2027
2028	400,000	398,487	4.300%	4.388%	October 2028
2030	400,000	399,161	2.500%	2.536%	April 2030
2033	500,000	488,699	5.600%	5.905%	October 2033
2048	300,000	296,136	4.800%	4.890%	October 2048
2050	300,000	294,423	3.100%	3.205%	April 2050
2051	450,000	442,053	3.500%	3.602%	April 2051
2052	450,000	440,059	3.000%	3.118%	April 2052
Total	4,300,000	4,256,796

Total unsecured debt(1)	$4,432,000	$4,388,796

Debt costs		$(42,595)
Accumulated amortization		14,343
Debt costs, net of accumulated amortization		(28,252)
Notes payable, net of unamortized discount and unamortized debt costs		$4,228,544

(1) Unsecured debt has a weighted average interest rate of 4.0% and a weighted average maturity of 12.0 years.

Total Gross Book Assets
($10,386.7 Million)
Unsecured
Debt
42.0%
Common
Equity
58.0%

CREDIT METRICS (1)

Ratings: Moody's Baa1; S&P BBB+

	2019	2020	2021	2022	2023
Debt / Total assets (gross book)	35.3%	34.4%	39.9%	40.4%	42.0%
Debt + preferred / Total assets (gross book)	39.3%	38.4%	39.9%	40.4%	42.0%
Debt / EBITDA (last quarter annualized)	4.8	5.0	5.2	5.4	5.5
Debt + preferred / EBITDA (last quarter annualized)	5.3	5.6	5.2	5.4	5.5
EBITDA / Interest expense (cash)	5.0	4.6	4.7	4.7	4.5
EBITDA / Fixed charges (cash)	4.0	4.0	4.3	4.7	4.5

(1) Debt amounts used in calculations are net of cash balances.

CREDIT FACILITY AND NOTES COVENANTS

The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2023, the company believes it is in compliance with the covenants.

Key Covenants	Required	December 31, 2023
Unsecured Bank Credit Facility:
Maximum leverage ratio	< 0.60	0.38
Minimum fixed charge coverage ratio	> 1.50	4.52
Maximum secured indebtedness ratio	< 0.40	—
Unencumbered asset value ratio	> 1.67	2.62
Unencumbered interest ratio	> 1.75	4.51
Unsecured Notes:
Limitation on incurrence of total debt	≤ 60%	41.5%
Limitation on incurrence of secured debt	≤ 40%	—
Debt service coverage ratio	≥ 1.50	4.5
Maintenance of total unencumbered assets	≥ 150%	241%

LONG-TERM DIVIDEND HISTORY

34 Consecutive Years of Dividend Increases
(Third longest of all publicly traded REITs)
Dividends Paid Per Share
$2.25
$2.20
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

PROPERTY ACQUISITIONS

(dollars in thousands)

	Year Ended December 31,
	2023	2022
Total dollars invested(1)	$819,710	$847,747
Number of Properties	165	223
Gross leasable area (square feet)(2)	1,281,000	2,629,000
Cap rate (3)	7.3%	6.4%
Weighted average lease term	18.8	16.2

(1)	Includes dollars invested in projects under construction or tenant improvements for each respective year.
(2)	Includes additional square footage from completed construction on existing Properties.
(3)	The cap rate is a weighted average, calculated as the initial cash annual base rent divided by the total purchase price of the Properties.

PROPERTY DISPOSITIONS

(dollars in thousands)

	Year Ended December 31,
	2023			2022
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	24	21	45	17	16	33
Gross leasable area (square feet)	177,000	116,000	293,000	138,000	173,000	311,000
Acquisition costs	$69,790	$25,036	$94,826	$39,446	$38,282	$77,728
Net book value	$55,098	$13,133	$68,231	$25,515	$22,258	$47,773
Net sale proceeds	$97,822	$17,894	$115,716	$41,190	$24,026	$65,216
Cap rate(1)	5.9%	—	5.9%	5.9%	—	5.9%

(1)	The cap rate is a weighted average, calculated as the cash annual base rent divided by the total sales price of the properties.

LEASE EXPIRATIONS(1)

	% of Total(2)	# of Properties	Gross Leasable Area (3)		% of Total(2)	# of Properties	Gross Leasable Area (3)
2024	1.7%	54	803,000	2030	3.3%	109	1,221,000
2025	5.1%	185	1,941,000	2031	7.3%	185	2,697,000
2026	4.8%	212	2,127,000	2032	5.9%	215	2,328,000
2027	8.2%	235	3,591,000	2033	4.9%	138	1,467,000
2028	5.7%	229	2,172,000	Thereafter	49.1%	1,831	15,592,000
2029	4.0%	119	1,744,000

(1)	As of December 31, 2023, the weighted average remaining lease term is 10.1 years.
(2)	Based on the annual base rent of $818,749,000, which is the annualized base rent for all leases in place as of December 31, 2023.
(3)	Square feet.

- Lease Expirations as a Percentage of Annualized Base Rent -

60%
50%
40%
30%
20%
10%
0%
Percentage of Annualized Base Rent
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Thereafter
Lease Expirations

TOP 20 LINES OF TRADE

		As of December 31, 2023		As of December 31, 2022
	Lines of Trade	% of Total(1)	# of Properties	% of Total(2)	# of Properties
1.	Convenience stores	16.4%	661	16.5%	650
2.	Automotive service	15.6%	629	13.7%	528
3.	Restaurants – full service	8.7%	417	9.1%	420
4.	Restaurants – limited service	8.5%	610	8.9%	611
5.	Family entertainment centers	6.4%	94	5.9%	88
6.	Recreational vehicle dealers, parts and accessories	4.6%	62	4.1%	52
7.	Health and fitness	4.5%	33	4.9%	34
8.	Theaters	4.1%	33	4.3%	33
9.	Equipment rental	3.0%	99	3.1%	100
10.	Wholesale clubs	2.5%	13	2.6%	13
11.	Automotive parts	2.5%	144	2.6%	152
12.	Drug stores	2.4%	66	2.6%	67
13.	Home improvement	2.2%	50	2.3%	50
14.	Furniture	2.0%	75	2.3%	80
15.	Medical service providers	1.7%	79	1.9%	84
16.	General merchandise	1.4%	72	1.6%	74
17.	Consumer electronics	1.4%	17	1.4%	17
18.	Home furnishings	1.3%	13	1.4%	16
19.	Travel plazas	1.3%	24	1.4%	24
20.	Automobile auctions, wholesale	1.1%	15	1.3%	15
	Other	8.4%	326	8.1%	303
	Total	100.0%	3,532	100.0%	3,411

As a percentage of annual base rent, which is the annualized base rent for all leases in place.
(1)	$818,749,000 as of December 31, 2023.
(2)	$771,984,000 as of December 31, 2022.

TOP 10 STATES

	State	% of Total(1)		State	% of Total(1)
1.	Texas	16.8%	6.	North Carolina	3.9%
2.	Florida	9.4%	7.	Tennessee	3.8%
3.	Illinois	5.2%	8.	Indiana	3.7%
4.	Ohio	4.9%	9.	California	3.3%
5.	Georgia	4.7%	10.	Virginia	3.3%

As a percentage of annual base rent, which is the annualized base rent for all leases in place.
(1)	$818,749,000 as of December 31, 2023.

PORTFOLIO BY REGION

As a percentage of annual base rent - December 31, 2023

South
22.9%
Northeast
14.4%
Rocky Mountain
6.7%
West
4.6%
Midwest
25.0%
Southeast
26.4%

Based on the annual base rent of $818,749,000, which is the annualized base rent for all leases in place as of December 31, 2023.

TOP TENANTS

Creditworthy Retailers

▪
17.1% of annual base rent is from tenants with investment grade rated debt
▪
74.0% of annual base rent is from tenants that are publicly traded and/or have rated debt
▪
Top 20 tenants (49.0% of annual base rent) operate an average of 1,570 stores each

Top 20 Tenants

	Tenant	# of Properties	% of Total(1)
1.	7-Eleven	138	4.4%
2.	Mister Car Wash	121	4.2%
3.	Camping World	47	3.8%
4.	Dave & Buster's	32	3.5%
5.	LA Fitness	29	3.1%
6.	GPM Investments (convenience stores)	150	3.0%
7.	Flynn Restaurant Group (Taco Bell/Arby's)	204	2.8%
8.	AMC Theatres	20	2.7%
9.	BJ's Wholesale Club	13	2.5%
10.	Mavis Tire Express Services	140	2.3%
11.	Couche Tard (Pantry)	92	2.2%
12.	Sunoco	61	2.1%
13.	Walgreens	49	1.9%
14.	Chuck E. Cheese	53	1.9%
15.	United Rentals	50	1.7%
16.	Frisch's Restaurants	68	1.6%
17.	Fikes (Convenience Stores)	58	1.5%
18.	Life Time Fitness	3	1.3%
19.	Bob Evans	106	1.3%
20.	Best Buy	16	1.3%

(1)	Based on the annual base rent of $818,749,000, which is the annualized base rent for all leases in place as of December 31, 2023.

SAME STORE RENTAL INCOME

(dollars in thousands)

Properties (Cash Basis) (1)
Number of properties	3,128
Year ended December 31, 2023 (2)	$711,693
Year ended December 31, 2022 (2)	$702,643
Change (in dollars)	$9,050
Change (percent)	1.3%

(1)	Includes all properties owned for current and prior year period excluding any properties under development or re-development.
(2)	Excludes the impact of the rent deferral lease amendments (Reference "Rent Deferral Lease Amendments" section of this Annual Supplemental Data).

LEASING DATA

(dollars in thousands)

Year Ended December 31, 2023	Renewals With Same Tenant(1)	Vacancy Re-Lease To New Tenant	Releasing Totals
Number of leases	109	23	132
New cash rents	$20,266	$4,355	$24,621
Prior cash rents	$19,003	$4,566	$23,569	(2)
Recovery rate	106.6%	95.4%	104.5%
Tenant improvements	$500	$3,233	$3,733

(1)	Long-term renewal rate for the period of 2010 through 2023 was 83.1%.
(2)	Represents 2.9% of total annualized base rent as of December 31, 2023.

OTHER PROPERTY PORTFOLIO DATA

As of December 31, 2023

Tenant Financials

	# of Properties	% of Annual Base Rent (1)
Property level financial information	2,980	81%
Tenant corporate financials	2,763	78%

Rent Increases	% of Annual Base Rent (1)
	Annual	Five Year	Other	Total
CPI	37%	56%	1%	94%
Fixed	2%	—	1%	3%
No increases	—	—	3%	3%
	39%	56%	5%	100%

Lease Structure - as a percentage of the company's annual base rent(1)

•
92.6% is from triple net leases
•
95.5% is from triple net leases or double net leases (with roof warranty)
•
29.9% is from master leases
•
98.3% is from leases containing future lease renewal options
•
0.5% is from leases containing purchase options

(1)	Based on the annual base rent of $818,749,000, which is the annualized base rent for all leases in place as of December 31, 2023.

EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Commission.

2024 Guidance
Net earnings per common share excluding any gains on disposition of real estate, impairment charges, and executive retirement costs	$1.94 - $2.00 per share
Real estate depreciation and amortization per share	$1.31 per share
Core FFO per share	$3.25 - $3.31 per share
AFFO per share	$3.29 - $3.35 per share
General and administrative expenses	$46 - $48 Million
Real estate expenses, net of tenant reimbursements	$9 - $11 Million
Acquisition volume	$400 - $500 Million
Disposition volume	$80 - $120 Million

RENT DEFERRAL LEASE AMENDMENTS

The following table outlines the rent deferred and corresponding scheduled repayment by quarter of the rent deferral lease amendments executed as of December 31, 2023 (dollars in thousands):

		Deferred				Scheduled Repayment
		Accrual Basis	Cash Basis	Total	% of Total	Accrual Basis	Cash Basis	Total	% of Total	Cumulative Total
2020		$33,594	$18,129	$51,723	91.6%	$3,239	$20	$3,259	5.8%	5.8%

2021		990	3,732	4,722	8.4%	25,935	5,841	31,776	56.3%	62.1%

2022	Q1	—	—	—	—	1,780	2,277	4,057	7.2%	69.3%
	Q2	—	—	—	—	1,729	2,276	4,005	7.1%	76.4%
	Q3	—	—	—	—	1,201	2,257	3,458	6.1%	82.5%
	Q4	—	—	—	—	681	2,277	2,958	5.3%	87.8%
		—	—	—	—	5,391	9,087	14,478	25.7%	87.8%

2023	Q1	—	—	—	—	9	1,677	1,686	3.0%	90.8%
	Q2	—	—	—	—	10	476	486	0.9%	91.7%
	Q3	—	—	—	—	—	476	476	0.8%	92.5%
	Q4	—	—	—	—	—	476	476	0.8%	93.3%
		—	—	—	—	19	3,105	3,124	5.5%	93.3%

2024	Q1	—	—	—	—	—	476	476	0.8%	94.1%
	Q2	—	—	—	—	—	476	476	0.8%	94.9%
	Q3	—	—	—	—	—	476	476	0.8%	95.7%
	Q4	—	—	—	—	—	476	476	0.9%	96.6%
		—	—	—	—	—	1,904	1,904	3.3%	96.6%

2025		—	—	—	—	—	1,904	1,904	3.4%	100.0%

		$34,584	$21,861	$56,445	100.0%	$34,584	$21,861	$56,445	100.0%

RENT DEFERRAL LEASE AMENDMENTS (continued)

Adjusted Results

The following table outlines the adjusted effects of excluding the scheduled repayments of the COVID-19 rent deferral lease amendments executed as of December 31, 2023:

	Quarter Ended December 31,			Year Ended December 31,
	2023	2022	% Change	2023	2022	% Change
Core FFO per common share:
As reported	$0.85	$0.80	6.3%	$3.26	$3.14	3.8%
Adjusted(1)	$0.85	$0.78	9.0%	$3.24	$3.09	4.9%
Adjusted(2)	$0.81	$0.78	3.8%	$3.21	$3.09	3.9%

AFFO per common share:
As reported	$0.82	$0.81	1.2%	$3.26	$3.21	1.6%
Adjusted(3)	$0.82	$0.79	3.8%	$3.24	$3.13	3.5%

(1)	Excludes the cash basis rent repayments from the Rent Deferral Lease Amendments table above.
(2)

During the quarter ended December 31, 2023, one tenant was reclassified to accrual basis for accounting purposes due to their improved qualitative and/or quantitative credit factors, which resulted in an increase of accrued rent in the amount of $5,573. Adjusted figures exclude both the effects of the cash basis rent repayments from the Rent Deferral Lease Amendments table above and the accrued rent of $5,573.

(2)	Excludes the cash and accrual basis rent repayments from the Rent Deferral Lease Amendments table above.